AGREEMENT FOR EXTENSION OF CONSIGNMENT AGREEMENT



     THIS AGREEMENT FOR EXTENSION OF CONSIGNMENT AGREEMENT (the "Agreement") is made and entered into this 29th day of October, 2001, by and between Nicklebys.com, Inc., (the "Consignor"), whose offices are located at 12441 West 49th Avenue, Suite #1, Wheat Ridge, Colorado 80033, and Thomas H. Akins Company, Inc., d/b/a Margaret Smith Gallery (the "Consignee"), whose offices are located at 8090 Main Street, Ellicott City, Maryland 21043.

     WHEREAS, the parties desire to extend the term of the Agreement provided for in Paragraph 11 of the Consignment Agreement dated September 1, 2001, between the parties through December 1, 2001.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises, covenants, agreements, representations and warranties set forth hereinafter, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     The Consignor and the Consignee hereby agree that Paragraph 11 of the Consignment Agreement dated September 1, 2001, between the parties, a copy of which is attached hereto and incorporated herein by this reference, shall be amended so that, as amended, Paragraph 11. "Term of Agreement," shall read as follows:

          "The Agreement shall commence upon the date of signing and shall continue in effect until December 1, 2001."

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


CONSIGNOR:                                     CONSIGNEE:

NICKLEBYS.COM, INC.                            THOMAS H. AKINS COMPANY, INC.,
                                               D/B/A MARGARET SMITH GALLERY



By: Bruce A. Capra                             By: Paul Myers
    ------------------------------                 -----------------------------
         Bruce A. Capra, President                         Paul Myers, Secretary









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                                  ATTACHMENT A



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Consignor Name                                          Control Number

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Address                                                 Date

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City                  State            Zip              Home Phone

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                                                        Work Phone

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